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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 23, 2005


                       ANHEUSER-BUSCH COMPANIES, INC.
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           (Exact name of registrant as specified in its charter)

           Delaware                   1-7823                   43-1162835
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)

           One Busch Place, St. Louis, Missouri                   63118
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(Address of principal executive offices)                        (Zip Code)

      Registrant's telephone number, including area code: 314-577-2000
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                                    NONE
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        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.

         Effective November 23, 2005, the Compensation Committee (the "Committee") of the Board of Directors of Anheuser-Busch Companies, Inc. (the "Company") granted awards of stock options to the executive officers of the Company. These awards were made pursuant to the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan (the "1998 Plan") previously filed as Exhibit C to the Company's proxy statement related to the Annual Meeting of Stockholders held on April 27, 2005. The forms of the stock option cover sheet and agreements for the executive officers of the Company are filed as Exhibits 10.22 and 10.23 to this Form 8-K and, are incorporated herein by reference. The Committee granted the following total stock option awards to the Company's named executive officers:

Name and Principal Position                     2005 Total Stock Option Awards
---------------------------                     ------------------------------

Patrick T. Stokes
President and Chief Executive Officer                      693,187

August A. Busch III
Chairman of the Board                                      345,062

August A. Busch IV
Vice President and Group Executive                         366,628

W. Randolph Baker
Vice President and Chief Financial Officer                 153,575

Douglas J. Muhleman
Group Vice President - Brewing Operations                  143,524
   and Technology

Item 9.01  Financial Statements and Exhibits.
           (a)-(b) not applicable

           (c)

10.22 Form of Incentive Stock Option Cover Sheet and Standard Incentive Stock Option Agreement under the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan for executive officers of Anheuser-Busch Companies, Inc.

10.23 Form of Non-Qualified Stock Option Cover Sheet and Standard Non-Qualified Stock Option Agreement under the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan for executive officers of Anheuser-Busch Companies, Inc.


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                                 SIGNATURES
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           Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ANHEUSER-BUSCH COMPANIES, INC.
                                (Registrant)



                                BY: /s/ JoBeth G. Brown
                                    ----------------------------
                                    JoBeth G. Brown
                                    Vice President and Secretary

DATE: November 29, 2005